                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 1 to


                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13e-3 of the Securities Exchange Act of 1934)

                           SUPER 8 MOTELS NORTHWEST I
                              SEC File No. 2-67456
                              (Name of the Issuer)

                               Gerald L. Whitcomb

                               Maryanne Whitcomb

                        Columbus Motel Properties L.L.C.
                       (Name of Persons Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)

                                       N/A
                      (CUSIP Number of Class of Securities)

                               Gerald L. Whitcomb
                                 General Partner
                           Super 8 Motels Northwest I
                           7515 Terminal Street, S.W.
                           Tumwater, Washington 98501
                            Telephone: (360) 943-8000

   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)

                          COPIES OF CORRESPONDENCE TO:

                                Marion V. Larson
                                William W. Barker
                    Graham & James LLP/Riddell Williams P.S.
                      1001 Fourth Avenue Plaza, 45th Floor
                         Seattle, Washington 98154-1065
                            Telephone: (206) 624-3600
                            Facsimile: (206) 389-1708

This statement is filed in connection with:

[X]   The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
[ ]   The filing of a registration statement under the Securities Act of 1933.
[ ]   A tender offer.
[ ]   None of the above.


Check the following box if the soliciting materials or information statement referred to above are preliminary copies: [N/A]




                            CALCULATION OF FILING FEE


         Transaction Valuation*                                          Amount of Filing Fee
         ----------------------                                          --------------------
         $9,760,000 (*Based on purchase price of property)                      $2,715

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a) (2) and identify the filing with which the offsetting fee was previously paid.

         Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         Amount Previously Paid                           $2,715
         Form or Registration No.                         Schedule 14A
         Filing Party                                     Registrant
         Date Filed                                       January 6, 1999

                    CROSS-REFERENCE SHEET SHOWING LOCATION IN
                   PRELIMINARY PROXY STATEMENT OF INFORMATION
                       REQUIRED BY ITEMS OF SCHEDULE 13E-3





The following is the cross reference sheet required pursuant to general instruction "F" of Schedule 13E-3. It shows the location in the proxy statement filed as Exhibit (d)(1) hereto of the responses of the filing persons to each item and subparagraph of Schedule 13E-3.



ITEM IN SCHEDULE 13E-3                                               LOCATION IN PROXY STATEMENT
1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION
      (a)..........................................................  Summary--Super 8 Motels Northwest I
      (b)..........................................................  Summary--Required Vote; Beneficial Ownership
      (c)..........................................................  Summary--Market Information
      (d)..........................................................  Summary--Market Information
      (e)..........................................................  Summary--Market Information
      (f)..........................................................  Summary--Market Information

2.    IDENTITY AND BACKGROUND
      (a) .........................................................  Summary--The Buyer
      (b) .........................................................  Summary--The Buyer
      (c) .........................................................  Summary--The Buyer
      (d) .........................................................  Summary--The Buyer; Information About Northwest I-Directors
                                                                     and Executive Officers of the Registrant
      (e) .........................................................  None
      (f) .........................................................  None

3.    PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS
      (a)(1) ......................................................  Special Factors--Interests of Affiliates
      (a)(2) ......................................................  None
      (b) .........................................................  None

4.    TERMS OF THE TRANSACTION
      (a) .........................................................  Summary--Merger Consideration; The Merger Agreement
      (b) .........................................................  None

5.    PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE
      (a) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (b) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (c) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger; --Management and Operations of
                                                                     Northwest I Following Merger
      (d) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (e) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (f) .........................................................  Summary--Effect of Merger
      (g) .........................................................  Summary--Effect of Merger

6.    SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION
      (a) .........................................................  Special Factors--Source and Amounts of Merger
                                                                     Consideration and Expenses
      (b) .........................................................  Special Factors--Source and Amounts of Merger
                                                                     Consideration and Expenses

7.    PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS
      (a) .........................................................  Background of the Transaction;  Summary--Effect of the
                                                                     Merger
      (b) .........................................................  Background of the Transaction
      (c) .........................................................  Background of the Transaction
      (d) .........................................................  Summary--Effect of Merger; Material Federal Income Tax
                                                                     Consequences

8.    FAIRNESS OF THE TRANSACTION
      (a) .........................................................  Special Factors--Fairness of the Transaction
      (b) .........................................................  Special Factors--Fairness of the Transaction
      (c)                                                            Summary--Required Vote by Unitholders
      (d) .........................................................  Special Factors--Conflicts of Interest; Procedural Fairness
      (e) .........................................................  Special Factors--Conflicts of Interest; Procedural
                                                                     Fairness; --Fairness of the Transaction

      (f) .........................................................  Background of the Merger--Attempted Sale to Unaffiliated
                                                                     Third Party

9.    REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS
      (a) .........................................................  Special Factors--Business Valuation of Exvere;  --
                                                                     Independent Appraisal of Motel Properties by McKee &
                                                                     Schalka; -- Opinion of Financial Adviser; Opinion of
                                                                     Financial Adviser--

      (b) .........................................................  Special Factors--Business Valuation of Exvere; --
                                                                     Independent Appraisal of Motel Properties by
                                                                     McKee & Schalka; -- Opinion of Financial Adviser;
                                                                     Opinion of Financial Adviser--

      (c) .........................................................  Special Factors--Business Valuation of Exvere; --
                                                                     Independent Appraisal of Motel Properties by McKee &
                                                                     Schalka; -- Opinion of Financial Adviser; Opinion of
                                                                     Financial Adviser--

10.   INTEREST IN SECURITIES OF THE ISSUER
      (a) .........................................................  Summary--Market Information
      (b) .........................................................  Summary--Market Information


11.   CONTRACTS, ARRANGEMENTS, OR UNDERSTANDINGS WITH
      RESPECT TO THE ISSUER'S SECURITIES...........................  None; Not applicable

12.   PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
      PERSONS WITH REGARD TO THE TRANSACTION
      (a) .........................................................  Summary--Required Vote of Unitholders; Beneficial Ownership
      (b) .........................................................  None


13.   OTHER PROVISIONS OF THE TRANSACTION
      (a) .........................................................  Dissenters' Rights of Appraisal
      (b) .........................................................  Special Factors--Conflicts of Interest; Procedural
                                                                     Safeguards
      (c) .........................................................  Not applicable


14.   FINANCIAL INFORMATION .......................................  Financial Statements; Selected Financial Data; Book Value
                                                                     Per Share

15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED
      (a) ..............................................  Special Factors--Conflict of Interest; Procedural
                                                          Fairness; Background of the Merger
      (b) ..............................................  Summary--Persons Making Solicitation

16.   ADDITIONAL INFORMATION ...........................  Where You Can Find More Information

17.   MATERIAL TO BE FILED AS EXHIBITS
      99.(a)*...........................................  Loan commitment letters from U.S. Bank and rate lock agreement

      99.(b)(1)+ .......................................  Exvere business valuation of Northwest I

      99.(b)(2)* .......................................  McKee & Schalka appraisal of Sea-Tac motel property

      99.(b)(3)* .......................................  McKee & Schalka appraisal of Federal Way motel property

      99.(b)(4)* .......................................  Presentation of Financial Adviser, Ragen MacKenzie Incorporated

      99.(b)(5)  .......................................  Opinion of Financial Advisor Ragen MacKenzie Incorporated (included in Exhibit (d)(1))

      99.(c)     .......................................  None

      99.(d)(1)* .......................................  Proxy statement of Northwest I (as amended)

      99.(e)(1)* .......................................  Detailed statement of appraisal rights (included in Exhibit (d)(1))



---------------

*        Filed herewith


+ Pursuant to the hardship exemption provided for in Rule 202 of Regulation S-T, in lieu of filing this exhibit via EDGAR, this exhibit has been filed in paper format with the Securities and Exchange Commission.

ITEM 1.        ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

        (a) The name and address of the issuer of the limited partnership units which are subject to the Rule 13e-3 transaction and the address of its principal executive offices is: Super 8 Motels Northwest I, 7515 Terminal Street, S.W., Tumwater, Washington 98501.

        (b) The relevant information set forth under the captions "Summary--Required Vote" and "Beneficial Ownership" is incorporated by reference herein.

        (c) The relevant information set forth under the caption "Summary--Market Information" is incorporated by reference herein.

        (d) The relevant information set forth under the caption "Summary--Market Information" is incorporated by reference herein.

        (e) The relevant information set forth under the caption "Summary--Market Information" is incorporated by reference herein.

        (f) The relevant information set forth under the caption "Summary--Market Information" is incorporated by reference herein.

ITEM 2.        IDENTITY AND BACKGROUND

        (a) The relevant information set forth under the caption "Summary--The Buyer" is incorporated by reference herein.

        (b) The relevant information set forth under the caption "Summary--The Buyer" is incorporated by reference herein.

        (d) The relevant information set forth under the captions "Summary--The Buyer" and "Information About Northwest I--Directors and Executive Officers of the Registrant" is incorporated by reference herein.

        (e) None of the relevant persons during the last five years has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

        (f) None of the relevant persons during the past five years was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction resulting in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal and state securities laws or finding any violations of such laws.

ITEM 3.        PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

        (a)(1) The relevant information set forth under the caption "Special Factors--Interests of Affiliates" is incorporated by reference herein.

        (a)(1) None; Not applicable.

        (b)    None; Not applicable.

ITEM 4.        TERMS OF THE TRANSACTION


        (a) The relevant information set forth under the captions "Summary--Merger Consideration" and "The Merger Agreement" is incorporated by reference herein.


        (b)    None; Not applicable.

ITEM 5.        PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE

        (a) The relevant information set forth under the caption "Special Factors--Plans or Proposals of Issuer or Affiliate Following Merger" is incorporated by reference herein.

        (b) The relevant information set forth under the caption "Special Factors--Plans or Proposals of Issuer or Affiliate Following Merger" is incorporated by reference herein.


        (c) The relevant information set forth under the captions "Special Factors--Plans or Proposals of Issuer or Affiliate Following Merger" and "Management and Operations of Northwest I Following Merger" are incorporated by reference herein.


        (d) The relevant information set forth under the caption "Special Factors--Plans or Proposals of Issuer or Affiliate Following Merger" is incorporated by reference herein.

        (e) The relevant information set forth under the caption "Special Factors--Plan or Proposals of Issuer or Affiliate Following Merger" is incorporated by reference herein.

        (f) The relevant information set forth under the caption "Summary--Effective Date of Merger" is incorporated by reference herein.

        (g) The relevant information set forth under the caption "Summary--Effective Date of Merger" is incorporated by reference herein.

ITEM 6.        SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

        (a) The relevant information set forth under the caption "Special Factors--Source and Amount of Merger Consideration and Expenses" is incorporated by reference herein.

        (b) The relevant information set forth under the caption "Special Factors--Source and Amount of Merger Consideration and Expenses" is incorporated by reference herein.

ITEM 7.        PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS


        (a) The relevant information set forth under the captions "Background of the Transaction" and "Summary--Effect of the Merger" is incorporated by reference herein.


        (b) The relevant information set forth under the caption "Background of the Transaction" is incorporated by reference herein.

        (c) The relevant information set forth under the caption "Background of the Transaction" is incorporated by reference herein.

        (d) The relevant information set forth under the caption "Summary--Effect of Merger" and "Material Federal Income Tax Consequences" is incorporated by reference herein.

ITEM 8.        FAIRNESS OF THE TRANSACTION


        (a) The relevant information set forth under the caption "Special Factors--Fairness of the Transaction" is incorporated by reference herein.

        (b) The relevant information set forth under the caption "Special Factors--Fairness of the Transaction" is incorporated by reference herein.

        (c) The relevant information set forth under the caption "Summary--Required Vote by Unitholders" is incorporated by reference herein.


        (d) The relevant information set forth under the captions "Special Factors--Conflict of Interest" and "Procedural Fairness" is incorporated by reference herein.

        (e) The relevant information set forth under the captions "Special Factors--Conflict of Interest; Procedural Fairness" and "-- Fairness of the Transaction" is incorporated by reference herein.


        (f) The relevant information set forth under the caption "Background of the Merger--Attempted Sale to Unaffiliated Third Party" is incorporated by reference herein.

ITEM 9.        REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS


        (a) The relevant information set forth under the captions "Special Factors--Business Valuation of Exvere"; "--Independent Appraisal of Motel Properties by McKee and Shalka" "--Opinion of Financial Advisors" and "Opinion of Financial Advisor--" is incorporated by reference herein.

        (b) The relevant information set forth under the captions "Special Factors--Business Valuation of Exvere"; "--Independent Appraisal of Motel Properties by McKee and Shalka" "--Opinion of Financial Advisors" and "Opinion of Financial Advisor--" is incorporated by reference herein.

        (c) The relevant information set for under the captions "Special Factors--Business Valuation of Exvere"; "--Independent Appraisal of Motel Properties by McKee and Shalka" "--Opinion of Financial Advisors" "Opinion of Financial Advisor--" is incorporated by reference herein.


ITEM 10.       INTEREST IN SECURITIES OF THE ISSUER

        (a) The relevant information set forth under the caption "Summary -- Market Information" is incorporated by reference herein.


        (b) The relevant information contained under the caption "Summary -- Market Information" is incorporated by reference herein.


ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES


               None; Not applicable.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTIONS


        (a) The relevant information set forth under the caption "Summary -- Required Vote of Unit Holders; Beneficial Ownership" is incorporated by reference herein.

        (b)    None; Not applicable.


ITEM 13.       OTHER PROVISIONS OF THE TRANSACTION

        (a) The relevant information set forth under the caption "Dissenters' Rights of Appraisal" is incorporated by reference herein.


        (b) The relevant information set forth under the caption "Special Factors--Conflicts of Interest; Procedural Safeguards" is incorporated by reference herein.



        (c)    Not applicable


ITEM 14.       FINANCIAL INFORMATION.

        (a) The relevant information set forth in the financial statements; selected financial data; and book value per share is incorporated by reference herein.


        (b)    Not applicable


ITEM 15.       PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

        (a) The relevant information set forth under the captions "Special Factors--Conflict of Interests; Procedural Fairness" and "Background of the Merger" are incorporated by reference herein.

        (b) The relevant information set forth under the caption "Summary--Persons Making Solicitation" is incorporated by reference herein


ITEM 16.       ADDITIONAL INFORMATION



               The relevant information set forth under the caption "Where You Can Find More Information" is incorporated by reference herein. In addition, the information set forth in Exhibit (d)(1) consisting of the proxy statement of the registrant, is also incorporated by reference herein.

                                   SIGNATURES

     After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.


Dated the 10th day of February, 1999      GERALD L. WHITCOMB, AN INDIVIDUAL

                                          /s/ Gerald L. Whitcomb
                                          Gerald L. Whitcomb


                                          MARYANNE WHITCOMB, AN INDIVIDUAL

                                          /s/ Maryanne Whitcomb
                                          Maryanne Whitcomb



                                          COLUMBUS MOTEL PROPERTIES L.L.C.


                                          /s/ Gerald L. Whitcomb
                                          Gerald L. Whitcomb,

                                          Its Manager

                                 EXHIBIT INDEX


EXHIBIT                           DESCRIPTION
-------                           -----------
99.(a)*     Loan commitment letters from U.S. Bank and rate lock agreement

99.(b)(1)+  Exvere business valuation of Northwest I

99.(b)(2)*  McKee & Schalka appraisal of Sea-Tac motel property

99.(b)(3)*  McKee & Schalka appraisal of Federal Way motel property

99.(b)(4)*  Presentation of Financial Adviser, Ragen MacKenzie Incorporated

99.(b)(5)   Opinion of Financial Advisor, Ragen MacKenzie Incorporated
            (included in Exhibit (d)(1))

99.(c)      None

99.(d)(1)*  Proxy statement of Northwest I (as amended)

99.(e)(1)*  Detailed statement of appraisal rights (included in Exhibit 99.(d)(1))


---------------

*        Filed herewith


+ Pursuant to the hardship exemption provided for in Rule 202 of Regulation S-T, in lieu of filing this exhibit via EDGAR, this exhibit has been filed in paper format with the Securities and Exchange Commission.